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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our report dated February 13, 2001, except for the eighth paragraph of Note 2, as to which the date is February 20, 2001, in Amendment No. 2 to the Registration Statement (Form S-1, No. 333-53280) and the related Prospectus of The Medicines Company.




                                        /s/ Ernst & Young LLP



Boston, Massachusetts
February 21, 2001